UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
Amendment No. 2

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported):  July 11, 2012

Commission file number 0-21513

DXP Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas	76-0509661
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

7272 Pinemont, Houston, Texas 77040
(Address of principal executive offices)
_________________________

Registrant’s telephone number, including area code:
(713) 996-4700
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on July 12, 2012 (the “Initial Form 8-K”), on July 11, 2012, DXP Enterprises, Inc. ("DXP") completed its previously announced acquisition of 100% of the outstanding equity securities of HSE Integrated, Ltd. ("HSE").  Through its wholly-owned subsidiary, DXP Canada Enterprises Ltd., DXP acquired all of the outstanding common shares of HSE by way of a plan of arrangement under the Business Corporations Act (Alberta) (the "Arrangement").  Pursuant to the Arrangement, HSE shareholders received CDN $1.80 in cash per each common share of HSE held.  The total transaction value is approximately $85 million, including approximately $4 million in debt and approximately $3 million in transaction costs.  The purchase price was financed with borrowings under DXP’s new $325 million credit facility.  The Initial Form 8-K is incorporated by reference herein.

On September 25, 2012, DXP filed Amendment No. 1 to the Initial Form 8-K  to amend Item 9.01 of the Initial Form 8-K.  This amendment provided the audited historical financial statements of the business acquired as required by Item 9.01(a) and the unaudited pro forma financial information required by 9.01(b), which financial statements and information were not included in the Initial Form 8-K pursuant to applicable regulation.

DXP Enterprises, Inc. is filing this Amendment No. 2 to the Initial Form 8-K, for the purpose of correcting the  filing date of the Form 8-K/A Amendment No. 1 and to correct the filing date and the date of the audit report contained in the Consent of Independent Auditors, Exhibit 23.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Exhibits.

Exhibit
No.           Description of Exhibits

10.1
Arrangement Agreement, dated as of April 30, 2012, whereby DXP Enterprises, Inc. agreed to acquire all of the shares of HSE Integrated Ltd., (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K, filed with the Commission on May 1, 2012).

10.2
Schedule A to the Arrangement Agreement dated April 30, 2012 between HSE Integrated Ltd., DXP Canada Enterprises Ltd. and DXP Enterprises, Inc., Plan of Arrangement Under Section 193 of the Business Corporations Act (Alberta) (amended as of and effective June 28, 2012) (incorporated by reference to the Registrant's Current Report on Form 8-K, filed with the Commission on July 12, 2012).

23.1	Consent of KPMG LLP.

99.1	Consolidated audited financial statements of HSE Integrated, Ltd. as of December 31, 2011, December 31, 2010 and January 1, 2010 for the years ended December 31, 2011 and 2010.*

99.2	Unaudited condensed consolidated interim financial statements of HSE Integrated, Ltd. as of June 30, 2012 and for the six months ended June 30, 2012 and 2011.*

99.3	Unaudited pro forma financial information of the registrant as of and for the six months ended June 30, 2012 and the year ended December 31, 2011.*

*Previously furnished

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DXP ENTERPRISES, INC.
September 26, 2012                                                                By:    /s/ MAC MCCONNELL
Mac McConnell
Senior Vice President and Chief Financial Officer